230 Sq ft

CAMINO REAL CENTRE

OFFICE LEASE AGREEMENT

CAMINO REAL CENTRE
OFFICE LEASE AGREEMENT

CAMINO REAL CENTRE
OFFICE LEASE AGREEMENT

This Office Lease Agreement (the "Lease") is made and entered into on the 1 day of January, 2004 (the "Effective Date") by and between Sherlon Investments Corp., a Delaware corporation qualified to do business in the State of Florida ("Landlord") and Ralston Communication Services, Inc. ("Tenant"). Landlord and Tenant agree that Exhibit "A" hereto contains specific details regarding the subject matter of this Lease to which the Landlord and Tenant have agreed. Exhibit "A" is incorporated herein and, in the event of any conflict between the provisions of this Lease and those of Exhibit "A", Exhibit "A" shall control.

SECTION 1. PREMISES

1.1 Premises Leased

Commencing on the Effective Date, Landlord leases to Tenant and Tenant lets from Landlord, the Premises in Landlord's office building within Landlord's Camino Real Centre and that is designated in Exhibit "A" (the "Building").

The Premises is depicted on a floor plan that is attached to this Lease as Exhibit "B"and contains the number of Rentable Square Feet that is set forth in Exhibit "A" to this Lease. The Landlord reserves the right to remeasure the square footage in the Building, from time to time, during the term of this Lease. The Tenant agrees to abide by the Landlord's calculations of the square footage in the Building and to make any adjustments to the charges and payments that are required under this Lease and are based on the number of square feet in the Building.

1.2 Tenant's Acceptance of Premises in its Present Condition

The Tenant accepts the Premises, in its condition existing at the Effective Date or, if the Landlord is causing the construction of Improvements to the Premises as provided in this Lease, upon their substantial completion. If the Tenant constructs the Improvements, having first obtained the Landlord's authorization to do so as provided in this Lease, the Tenant accepts the Premises in its condition upon the earlier to occur of: (i) the date that the Tenant is entitled to commence construction of the Improvements which is the Premises Occupancy Date that is set forth in Exhibit "A" to this Lease; or (ii) the date the Tenant actually takes possession of the Premises. The Landlord makes no representation or warranty as to the condition of the Premises. The Landlord is not responsible for any latent defect or change of condition in the Premises, except for construction of any Improvements to the Premises that the Landlord agrees to provide.

1.3 Use of Building and Camino Real Centre Common Areas

Commencing with the Lease Commencement Date, the Landlord agrees that Tenant shall be entitled to non-exclusive use, in common with other tenants of the Building and with other persons, of the common areas of the Building and the common areas of Landlord's multi-office building development of which the Building is a part and that is known as Camino Real Centre (the "Centre"). The common areas of the Centre (the "Centre Common Areas") consist of those properties and facilities of the Centre which the Landlord has designated or may, from time to time, designate to be for the non-exclusive use of the Tenant together with other tenants and users of the Centre. Centre Common Areas include, but are not limited to, entrances and exists, roadways, vehicular parking areas, service areas, driveways, sidewalks and pedestrian ways, properties and structures used in connection with the maintenance of all Centre Common Areas and improvements in the Centre, and properties containing signs and directional aids.

SECTION 2. TERM

2.1 Lease Term

The term of this Lease commences on the Lease Commencement Date and ends at 11:59 p.m. on the Expiration Date, unless earlier terminated pursuant to the provisions of this Lease.

2.2 Surrender of Possession. Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without

termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord. Tenant hereby grants to Landlord the right to enter the Premises in such event, as permitted by law, and to repossess the Premises and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove any and all property therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer and without liability to Tenant whatsoever and without relinquishing Landlord's right to all Rents described in this Lease or any other right or remedy given to Landlord hereunder or by law. Further, Landlord may elect to enter into the Premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full term, and in such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the Rent for the full term of this Lease plus any other sums then due or thereafter coming due hereunder. Upon and after entry into possession without termination of the Lease, Landlord may, but need not, relet the Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any case, Landlord may make repairs, alterations and additions in or to the Premises and may redecorate the Premises to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting including brokerage fees. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the Rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

2.3 Title to Permanent Improvements at Termination of Lease

Upon the expiration of the term of the Lease, title to any permanent improvements and fixtures constructed or placed on the Premises shall remain the property of Landlord, without any additional compensation therefor and without the need for any instrument of conveyance.

SECTION 3. RENTAL

3.1 Base Rent

Commencing on the date that the Tenant is entitled to take occupancy of the Premises but no later than the Rent Commencement Date, and on the first day of each and every month thereafter throughout the term of this Lease, the Tenant agrees to pay the Landlord the Base Rent without any notice, demand, setoff or deduction whatsoever.

The Tenant shall additionally pay to Landlord, at the time the Base Rent is paid, all sales, use or other taxes that are levied on the privilege of leasing or occupying real estate. At the Effective Date, the sales tax rate is 6%.

If the Rent Commencement Date is not the first day of a month, the Tenant shall pay the Landlord the monthly Base Rent for the first month of the Lease term but prorated for the actual number of calendar days from the Rent Commencement Date through the end of the month in which the Rent Commencement Date falls.

In addition to the Base Rent, the Tenant shall pay the adjustments to the Base Rent which are set forth in Sections 3.2 and 3.3 of this Lease, and any other charges that are required to be paid by Tenant in accordance with the provisions of this Lease. All such payments shall be paid to the Landlord on a monthly basis at the time of Tenant's payment of Base Rent.

3.2 Annual Adjustments to Base Rent

Beginning on January 1 of the next year following the year in which the Rent Commencement Date occurs and on every January 1 thereafter through and including the year in which the Expiration Date occurs, the Base Rent shall be adjusted by changes in the purchasing power of the U.S. Dollar as are reflected in the index that is published by

the Bureau of Labor Statistics of the United States Department of Labor and that is presently known as the Consumer Price Index/Urban Wage Earners and Clerical Workers, U.S. City Average "All Items" (1982-1984=100), (the "Index"). The Base Rent, as adjusted by fluctuations of the Index and as calculated in accordance with this Section 3.2 is referred to as the CPI Rent. The first year for which the CPI Rent shall be due is the year subsequent to the Base Year, beginning with the January payment. The Landlord shall invoice the Tenant the amount of annual CPI Rent, pro-rated to a monthly payment, which shall become payable on the first day of January.

The CPI Rent shall be calculated as follows:

i = Index for the month of November that is two (2) months immediately preceding the January adjustment month;

I = Index for the month that is two (2) months prior to the month in which the Rent Commencement Date occurs;

A = Annual Base Rent payable for the first year in the Lease Term and, if applicable, calculated as if Base Rent were fully payable for twelve (12) months.

$$\frac{i}{I} \times A = \text{CPI Rent}$$

By way of illustration only,

i = Index for the month of November that is two (2) months prior to the applicable January adjustment month;

I = Index for the month that is two (2) months prior to the month in which the Rent Commencement Date occurs;

A = $10,000

$$\frac{140}{120} \times \$10,000 = \$11,666.67 \text{ constituting the CPI Rent}$$

The amount payable by Tenant as CPI Rent in any year during the term of this Lease shall never be less than the Base Rent, payable in accordance with Section 3.1 and as adjusted under this Section 3.2, for the preceding year. If the Index ceases to be published, the Landlord shall substitute a similar index that is intended to indicate fluctuations in the purchasing power of a United States Dollar and that is published by the United States Department of Labor, or another similar index.

3.3 Additional Rent for Operating Expenses and Taxes

(a) The Tenant will be responsible for Tenant's proportionate share of: (i) all operating costs to operate, maintain and manage the Building and to operate, maintain and manage the Centre Common Areas; and (ii) all Taxes (as such term is defined in this Section 3.3(b)) assessed against the Building and the Centre Common Areas. The proportionate share to be paid by the Tenant for the operation, maintenance and management of the Building and the Centre Common Areas and for the Taxes assessed against the Building and the Centre is: (i) the percentage which the rentable square feet of the Premises bears to the rentable square feet of the Building; and (ii) the percentage which the rentable square feet of the Premises bears to the rentable feet of the Centre. The amount of such additional Base Rent shall be the sum of the following calculations: (i) Premises' percentage of the rentable square feet in the Building multiplied by Operating Expenses; plus (ii) Premises' percentage of rentable square feet in the Centre multiplied by the Operating Expenses; plus (iii) Premises' percentage of the rentable square feet in the Building multiplied by the applicable year's Taxes assessed against the Building; plus (iv) Premises' percentage of the rentable square feet in the Centre multiplied by the applicable year's Taxes assessed against the Centre Common Areas.

(b) (1) Operating Expenses of the Building and the Centre Common Areas are all those expenses which are paid or incurred by Landlord with respect to the repair, maintenance, management and operation of the Building and the Centre Common Areas including, but not limited to: (i) Wages and salaries of Landlord's employees and employees of Landlord's agents directly or indirectly engaged in the operation, management and maintenance of the Building or the Centre Common Areas; (ii) employers, social security taxes and unemployment taxes or insurance, and all other taxes that may be levied on such salaries payable by the Landlord or its agents, as the employer; (iii) cost of disability and hospitalization insurance, pension or retirement benefits, paid vacations, or any other reasonable fringe benefits for such employees of the Landlord and its agents; (iv) all supplies and expendable materials used in the operation and maintenance of the Building or the Centre Common Areas; (v) the cost of all utilities, including water, sewer, electricity, gas, fuel, oil, and any other energy source used by the Building or the Centre Common Areas and not directly charged to another tenant; (vi) cost of on-site building management, janitorial services of the Building and the Centre Common Areas, trash and garbage removal service, repair and maintenance for all systems and equipment serving the Building or the Centre Common Areas including, without limitation, elevators, plumbing, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire sprinklers, fire extinguishers and hose cabinets, mail boxes, mail chutes, communications, public address systems, and the like; (vii) the cost of repair and maintenance and repairs of the Building and the Centre Common Areas including, but not limited to, caulking, painting of the exterior of the Building and any other Centre Common Area improvement, roof repairs, window repairs and replacements, window cleaning, landscaping, gardening and maintenance of all parking areas, easements and related equipment, all improvements to the Building, the Centre Common Areas and the systems thereof, which improvements are mandated by governmental authority, and all other maintenance and repair of the Building and the Centre Common Area improvements; (viii) the premiums for casualty, loss of use or rent and liability insurance applicable to the Building or the Centre Common Areas and Landlord's on-site personal property used in connection therewith and all other insurance carried by Landlord in connection with the Building or the Centre Common Areas; (ix) any payments made pursuant to any contract for the furnishing of services to the Building or the Centre Common Areas, where such services would be includable as Operating Expenses if not performed pursuant to such a contract; (x) reasonable legal expenses associated with seeking a reduction of the Operating Expenses of the Building and the Centre Common Areas or Taxes, or improvements to the Building or the Centre Common Areas; (xi) the yearly depreciation allowance permitted by the U.S. Internal Revenue Code, as it may be amended from time to time, for any capital improvement made or installed after the initial construction of the Building or the Centre Common Areas and the replacement thereof installed for the purpose of reducing or controlling any Operating Expense; (xii) all Taxes, assessments and governmental charges, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Building or the Centre, or by others subsequently created, or otherwise, and any other taxes and assessments attributable to the Building, the Centre or their respective operation; (xiii) the costs of any energy efficiency-related improvement including, but not limited to, a capital improvement installed for the purpose of reducing or controlling the Operating Expenses attributable to the cost of fuel or electricity at the Building and not directly paid by any tenant in the Building; and (xiv) any other costs, expense or charge attributable to the operation, maintenance or repair of the Building or any part of the Centre Common Areas.

(2) The term "Taxes" shall include all real estate taxes, assessments and other governmental impositions and charges which may be levied, assessed or become due and payable as to: (i) the Building and the parcel of land on which the Building is situate, and any parts of the Building which are not leased to a tenant and the use, occupancy or possession of the Building; and (ii) the Centre Common Areas. Taxes, whether assessed against the Building or the Centre Common Areas, shall include taxes, assessments and governmental charges, whether federal, state, county, municipal or district. The Landlord may, but is under no obligation to, protest the amount of any Taxes. The Tenant shall have no distinct right to contest any Taxes.

(3) Notwithstanding any provision of Section 3.3(b)(1), the following are excluded from the definition of Operating Expenses: (i) depreciation, except as provided in Section 3.3(b)(xi); (ii) interest on and amortization of debts; (iii) leasehold improvements made for new or renewing tenants of the Building or the Centre; (iv) income taxes for the Landlord; (v) refinancing costs; (vi) the cost of any work or

services performed for or separately charged to any tenant of the Building or the Centre, including Tenant, to the extent that such work or service is separately reimbursed; (vii) the cost of any repair or replacement to a capital element of the Building or a Centre Common Area, other than those described in (vii) of Section 3.3(b)(1), which would be required to be capitalized under generally accepted accounting principles, unless such costs may be amortized over a period of not more than ten (10) years, in which event a proportionate part of such costs may be included each year in Operating Expenses over the useful life, as reasonably estimated by Landlord, of such repair and replacement; (viii) salaries and fringe benefits for executives of Landlord; (iv) costs of repair or replacement incurred by reason of fire or other casualty or caused by condemnation to the extent reimbursed by insurance condemnation award; (x) advertising and promotional expenditures; (xi) any cost or expense for which Landlord is reimbursed by any other tenant or by insurance or condemnation proceeds or otherwise; and (xii) leasing commissions.

(c) On or about January 1 of each year of the Lease term after the year in which the Rent Commencement Date occurs, the Landlord shall reasonably estimate the amount of the Operating Expenses, Taxes to be assessed against the Building and Taxes to be assessed against the Centre Common Areas for such year of the Lease term. The Tenant hereby agrees to pay, as additional Rent, Tenant's Proportionate Share of such amount in twelve (12) equal, monthly installments. Such additional Base Rent shall be paid on the first day of each calendar month concurrently with Tenant's monthly payment of Base Rent, as adjusted in accordance with this Lease.

(d) Within ninety (90) days following the end of each calendar year after the first year of the term of this Lease, Landlord shall submit to Tenant a statement showing: the actual amount which should have been paid by Tenant with respect to Operating Expenses for the preceding calendar year, based on the records actually possessed by the Landlord; the amount of Operating Expenses actually paid during that year by Tenant; the actual amount which should have been paid by Tenant which respect to Taxes assessed against the Building and with respect to Taxes assessed against the Centre Common Areas for the preceding calendar year, based on the records actually possessed by the Landlord; the amount of Taxes assessed against the Building and the amount of Taxes assessed against the Centre Common Areas actually paid by the Tenant during such preceding year; and the amount of the resulting underpayment or overpayment. Any balance shown to be due in the statement shall be paid by Tenant to Landlord within fifteen (15) days of the date the Landlord furnished the statement and any overpayment shall be immediately credited against Tenant's obligation to pay expected additional Base Rent under this Section 3.3. The Landlord's obligation to credit the Tenant pursuant to this Section 3.3(d) is conditioned on the tenant having first paid all of the monthly installments of Additional Rent required to have been paid pursuant to Section 3.3 for the applicable calendar year. If, by reason of any termination of the Lease, no such future monetary obligation of Tenant to Landlord exists, any overpayment made by the Tenant shall be refunded to Tenant. Tenant shall have no right to delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord because of any objection which Tenant may raise with respect thereto. The Landlord will be responsible to respond to inquiries about its published statements regarding Operating Expenses and Taxes solely as to tenants that have fully cured breaches of this Lease on the part of the Tenant. Objections to a statement regarding Operating Expenses or Taxes must be raised within one hundred eighty (180) days of the Tenant's receipt of the statement from the Landlord that is given under this Section 3.3(d). If the Tenant's objection to a statement regarding Operating Expenses or Taxes results either in no adjustment to such Operating Expenses or Taxes or less than a five percent (5%) reduction to the statement regarding Operating Expenses or Taxes, then the Tenant shall promptly reimburse the Landlord's reasonable expenses in responding to the Tenant's objection including, but not limited to, the expenses of Landlord's management staff in so responding.

(e) If less than 100% of the space in the Building is occupied and used by tenants throughout the year and if the Landlord incurs Operating Expenses based on a fully occupied Building in order to achieve full utilization and efficiency of Building operation, then Operating Expenses shall include those bills paid or incurred by the Landlord to achieve such full utilization and efficiency.

(f) Additional Base Rent due by reason of Section 3.3 for the final month of this Lease is due and payable even though it may not be calculated until after the

termination of the Lease. The Operating Expenses for the calendar year during which the Lease terminates shall be prorated according to that portion of the calendar year that this Lease was in effect. The Tenant expressly agrees that Landlord, in Landlord's sole discretion, may apply the Security Deposit in full or partial satisfaction of any additional Base Rent due for the final months of this Lease by reason of the provisions of this Section 3.3. If the Security Deposit is greater than the amount of any such additional Base Rent and there are no other sums owed Landlord by Tenant by reason of this Lease, then Landlord shall refund the balance of said Security Deposit to Tenant as provided in Section 5.2 of this Lease. Nothing in this Section 3.3(f) shall relieve the Tenant of the obligation to pay any additional Base Rent due for the final month of this Lease if the Security Deposit is less than such additional Base Rent nor shall Landlord be required first to apply the Security Deposit to such additional Base Rent if the Tenant owes any sums to Landlord under this Lease.

SECTION 4. SERVICES IN THE BUILDING

4.1 Services

(a) The Landlord shall provide the following services in the Building for the non-exclusive benefit of the Tenant (collectively, the "Services"):

(i) Automatic passenger elevators in the Building;

(ii) Air conditioning in the common areas and in the Premises from 8:00 a.m. to 6:00 p.m. on a five (5) day per week basis, Monday through Friday and on Saturday from 8:00 a.m. to 1:00 p.m., except Christmas Day, New Year's Day, Martin Luther King's Birthday, President's Day, Memorial Day, July 4, Labor Day, and Thanksgiving Day;

(iii) Cleaning of the lobby, elevators, public corridors and common areas of the Building and janitorial service and customary cleaning in the Premises that are provided by an independent contractor, exclusive of carpet shampooing and replacement which shall be at Tenant's sole expense;

(iv) Hot and cold running water, liquid soap, toilet tissue and paper towels for lavatories; and

(v) Electricity for normal lighting of the Building and the Premises which is supplied by an electric utility.

4.2 Additional Services. If the Tenant requires air conditioning in the Premises at times in addition to the hours of the Services, Tenant may request that Landlord provide such air conditioning by making a written request therefor. The Tenant's request shall state the periods for which the air conditioning is requested and shall provide Landlord not less than 24 hours notice that the service is needed. Landlord shall provide such additional air conditioning, provided Tenant pays the costs of such air conditioning which costs are, as of the Effective Date, $35.00 per hour or a part thereof. The Landlord may increase the rate for the after hours costs of air conditioning charged in the Building, commensurate with costs then prevailing in similar classes of office buildings in Boca Raton which are of similar age and size to the Building. If the Tenant requires any additional services in the Premises and provided the Landlord has the personnel to provide such services, the Landlord shall provide the additional services and shall invoice the Tenant for the additional services, at Landlord's actual costs.

4.3 Preservation of Building Circuits. No electric current shall be used in the Building except the current that is furnished or approved by Landlord, nor shall electric cable or wire be brought into the Premises except upon the written approval by Landlord. Tenant shall use only office machines and equipment that operate on the Building's standard electric circuits but which, in no event, overload the Building's electric circuits. Any consumption of electric current in excess of that considered by Landlord to be usual and customary for the Building or which requires special circuits or equipment, shall be paid for by Tenant as additional Base Rent and shall be charged at $35.00 per hour. If Landlord determines that Tenant requires special circuits or

equipment for the Tenant's anticipated consumption of electricity, the Tenant shall be solely responsible for causing such installation, at the Tenant's sole expense.

4.4 Lack of Services. The Services shall be provided as long as Tenant is not in default under any of its obligations under this Lease. Landlord's obligation to provide the Services is additionally subject to interruption caused by: (i) Landlord's repair or improvements to the structure or equipment of the Building or the Centre; or (ii) any Casualty, as defined in Section 13.2 of this Lease; (iii) an emergency; or (iv) events which are beyond the control of Landlord including, but not limited to, changes of service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel, power, labor or materials, accidents, breakdowns, catastrophes, lack of access to the Building including lack of access due to the evacuation of areas surrounding the Building, any cause outside of the Building, reduced air quality or other contaminants within the Building that would adversely affect the Building or its occupancy, disruption of mail and deliveries to the Building resulting from a Casualty or public emergency, disruption of telephone or telecommunications services to the Building resulting from a Casualty or public emergency, blockages of any windows, doors or walkways to the Building or the Premises resulting from a Casualty, and Acts of God. Any such interruption of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, either direct or consequential, or relieve Tenant from performance of Tenant's obligations under this Lease or entitle Tenant to terminate this Lease. Landlord shall not be liable for and makes no express or implied warranties against any defects in the quality of water or electrical service provided by the public utility or governmental authority for any injury or death to persons or damage to property resulting from any such defects, and Landlord expressly disclaims any implied warranty or merchantability or fitness for a particular purpose as to water or electrical service.

SECTION 5. SECURITY DEPOSIT

5.1 Initial Deposit and Additional Deposit

Upon the Effective Date, Tenant has deposited the Initial Deposit with Landlord, which shall be held by Landlord as security for the faithful performance of all of the terms, conditions and agreements required to be performed by Tenant under this Lease and as a partial indemnity against: (a) unreasonable wear and tear on the Premises; (b) loss or damage to the Premises or other property of the Landlord caused by the Tenant, Tenant's employees, agents, contractors, invitees and licensees; (c) the cost of restoring the Premises, except for reasonable wear and tear, to the same condition the Premises were in prior to the Tenant's occupancy; (d) Tenant's failure to pay any portion of the Base Rent or any other sum payable hereunder on account of its occupancy of the Premises; and (e) Tenant's failure to comply with all the terms and provisions of this Lease. In the event the Tenant, for any reason whatsoever, fails to take possession of the Premises and provided Landlord has performed its obligations hereunder, Landlord shall be entitled to retain the Initial Deposit as compensation to Landlord and as liquidated damages suffered by Landlord on account of Tenant's failure to occupy the Premises. By not later than the date the Tenant occupies the Premises, the Tenant shall pay the Additional Deposit to the Landlord. The Initial Deposit plus the Additional Deposit shall equal and be defined as the Total Deposit.

5.2 Return of the Total Deposit.

Within a reasonable time following the expiration of this Lease and the surrender of the Premises to Landlord in the condition required hereunder, the Total Deposit shall be returned to Tenant, less any amount required to cure any breach or default by Tenant under this Lease. In the event Landlord elects to terminate this Lease for Tenant's breach, Landlord may retain so much or all of the Total Deposit and shall apply same against Landlord's damages on account of the failure of Tenant to perform the obligations under this Lease and Landlord's reasonable costs and attorneys' fees because of the Tenant's failure to perform. Any amount not so applied in accordance with the preceding sentence shall be returned to Tenant. It is the intention of the parties that the Tenant's liability will not be limited to the Total Deposit and, upon any default by Tenant, Landlord shall have the option to terminate this Lease and to pursue any of the remedies allowed by law.

5.3 Inadequacies in the Total Deposit

The Tenant authorizes the Landlord to apply all or any part of the Total Deposit as whole or partial cure of any defaults by the Tenant of its obligations under the Lease. The Landlord may, but has no obligation, to elect to apply Total Deposit funds to cure the Tenant's defaults. If the Landlord applies any of the Total Deposit for such purpose, the Tenant shall pay to the Landlord such funds as are necessary fully to restore the Total Deposit within five (5) days of the Landlord's written notice of the deficiency. If the Tenant fails fully and timely to restore the Total Deposit, the Tenant shall be in breach of this Lease.

5.4 Maintenance of the Total Deposit.

The Tenant agrees that the Total Deposit may be commingled with other funds of Landlord and need not be held in a interest bearing account. The Tenant authorizes the Landlord to turn over the Total Deposit to any purchaser of the Building. Upon this event, Landlord shall cease to have any obligations to the Tenant regarding the Total Deposit.

SECTION 6. USE OF THE PREMISES,
PARKING FACILITIES AND COMMON AREAS

6.1 Use of the Premises

Tenant shall use the Property solely for the Approved Use of the Premises and for no other use. The Tenant shall use and occupy the Premises only for any lawful purpose permitted under applicable zoning codes and agrees that it will not permit the Premises to be used for any use or purpose which would be regarded as a nuisance in the City of Boca Raton nor for any illegal or immoral purposes. The Tenant shall not permit any disturbance or noise in the Premises that is detrimental to other occupants of the Building.

The Tenant shall, at Tenant's sole cost and expense, promptly execute and comply with all statutes, ordinances, regulations and requirements of the Federal, State, County and City governments for the correction and abatement of nuisances upon or connected with the said Premises. Tenant shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires. Tenant acknowledges that the foregoing requirements apply to any repair, alteration or construction of or in the Premises prior to the term of this Lease or undertaken by Tenant during the term of this Lease.

6.2 Use of Building and Centre Common Areas

All common areas of the Building, the Centre Common Areas and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, invitees, licensees, visitors, patrons and customers, shall be at all times subject to the exclusive control and management of Landlord. Landlord shall have the right, from time to time: to establish, modify and enforce reasonable rules and regulations with respect to the Building, all Centre Common Areas and all other facilities and areas and improvements; to police the same; to change the area, level and location and arrangement of parking areas and other facilities in the Building or the Centre; to change the location of any reserved or unreserved parking spaces for Tenant; to restrict parking by and enforce parking charges, by operation of meters or otherwise, to tenants, their officers, agents, invitees, employees, licensees, visitors, patrons and customers; to close all or any portion of the Centre Common Areas and other areas or facilities to such extent as may be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the Centre Common Areas and other public areas, common areas or facilities; to discourage non-tenant parking; and to do and perform such other acts in and to said areas and improvements as in the sole judgment of Landlord shall be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, invitees, visitors, patrons, licensees and customers. Landlord will operate and maintain the Centre Common Areas and the other common areas and facilities of the Building referred to herein in such manner as Landlord shall determine from time to time. Landlord shall have the right and authority to designate a manager of

the Centre Common Areas or any part thereof who shall have the authority to make and enforce rules and regulations pertaining to and necessary for the proper operation and maintenance of such Centre Common Areas or part thereof. No change to the common areas of the Building or to the Centre Common Areas will inhibit reasonable access to the Premises.

6.3 Grant of License to Tenant

The right to use the common areas and facilities in the Building that are not within the Premises and the Centre's Common Areas and which Tenant uses and occupies on a non-exclusive basis together with other tenants and other persons is granted to the Tenant under a revocable license from Landlord. If such license is revoked or if the size or configuration of these Building common areas or facilities or the Centre Common Areas is diminished, the Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation, reduction or abatement of rent. No revocation or diminution of such common areas or facilities of the Building or the Centre Common Areas shall be the constructive or actual eviction of the Tenant.

SECTION 7. PERSONAL PROPERTY ON PREMISES AND IN CENTRE COMMON AREAS AT RISK OF TENANT

All personal property placed in the Premises shall be at the risk of the Tenant or the owner of the property. Landlord shall not be liable for any damage or any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents thereof, while in the Centre parking areas. The Landlord shall not be liable for any damage to personal property, or to the Tenant or to any other person arising from any defect in the Premises or the Building or any improvement in the Centre including, but not limited to, failure of such equipment, bursting or leaking of water pipes, gas, sewage, or other pipes or conduits, or from any act, of any occupant of the Premises, the Building or the Centre.

SECTION 8. MAINTENANCE, REPAIRS AND ALTERATIONS

8.1 Tenant's Obligations

Tenant shall keep the Premises, together with all Improvements, as such term is defined in Section 8.3(b) hereof, that may be made to the Premises during the term of this Lease, in good condition and repair. The repair and maintenance obligation of Tenant shall apply whether or not the portion of the Premises requiring repair or the means of repairing the same are reasonably and readily accessible to Tenant and whether or not the need for such repairs to the Premises occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Premises. Without limiting the generality of the foregoing, Tenant shall maintain all lighting fixtures and equipment in the Premises, fixtures, interior walls, ceilings, interior roofs, floors, windows, doors, and all interior plate glass located within the Premises.

The Tenant agrees, at its own expense: promptly to replace any interior plate glass or interior window glass of the Premises, excluding exterior glass or curtainwall, which may become cracked or broken; promptly to replace any glass or curtainwall on the Building exterior of the Premises that is damaged by the Tenant; to comply with all Rules and Regulations of the Building or the Centre as they relate to matters of maintenance and repair of the Premises and common areas in the Building and the Centre Common Areas; and to comply with all laws and ordinances and all valid rules and regulations of any Federal, State, Municipal or public authority having jurisdiction over the Premises and Landlord, and all recommendations of any public or private agency having authority over insurance rates with respect to the use or occupancy of the Premises by Tenant. In the event the Landlord is required to make repairs to structural portions of the Premises by reason of Tenant's negligent acts or omissions to act, the Landlord may add the cost of such repairs to the rent which shall then thereafter become due as additional rent.

Tenant shall not obstruct, or use for storage, or for any other purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, lobbies, elevators and stairways of the Building or the Centre Common Areas.

Tenant shall not install any musical instrument or other musical instrument, except for Musak or similar service that is audible only within the Premises, in the Building

or any antennas, aerial wires or other equipment inside or outside the Building, without in each and every instance, obtaining prior approval in writing by the Landlord. The use of all equipment permitted to be installed shall be subject to control by the Landlord to the end that others shall not be disturbed or annoyed. Tenant shall not install, use or maintain any equipment, or other devices that interfere with the equipment, including but not limited to, telephone and computer systems, used by other tenants or Landlord within the Building or in adjacent buildings. If it is determined that any such equipment of Tenant causes such interference, upon notification by Landlord, Tenant agrees to immediately discontinue using such equipment and agrees to disconnect the same as required in order to abate the interference. Tenant shall not waste water by tying, wedging or otherwise fastening open any faucet. Tenant agrees to cooperate with Landlord and participate in reasonable conservation and recycling measures at the Building.

Tenant shall provide to Landlord one set of keys for all door locks installed by Tenant. Tenant shall not install any locking devices at the Premises without simultaneously providing to Landlord a key for the same. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises and shall provide to Landlord a written explanation of all combination locks of safes, cabinets and vaults.

Tenant shall be responsible for locking all doors in and to the Premises. Tenant assumes all liability for any theft, loss or damage resulting from neglect of this clause. Tenant shall also be responsible for securing all equipment on the Premises and Landlord shall have no liability with respect to damage or vandalism thereof.

Tenant shall install only shades, draperies or other forms of window or door coverings that are visible from outside of the Premises as have been approved by Landlord. Tenant shall not overload any floor. Safes, vaults, furniture and all large articles shall be brought through the Building and into the Premises at such times and in such manner as Landlord shall direct and at Tenant's sole risk and responsibility. Tenant shall prepare and submit to Landlord a list of all furniture, equipment and similar articles to be removed from the Building, and the list must be approved by Landlord or by a designated person before employees remove or permit any article to be removed.

Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or use any illumination other than electric light.

Tenant shall not cause or permit any hazardous material to be brought upon, kept or used in or about the Premises, the Building, or the Centre by Tenant, its agents, employees, contractors or invitees. If Tenant breaches the obligation or if the presence of hazardous material caused or permitted by Tenant results in contamination or if contamination by hazardous material otherwise occurs, then the Tenant shall indemnify, defend and hold the Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in value of the Premises, the Building, or the Centre, damages for the loss or restriction on use of rentable or usable space or of any amenity, damages arising from any adverse impact on marketing of space, in sums paid in settlement of claims, attorney's fees, consultant's fees and expert's fees which arise during or after the Lease term as a result of such contamination. This indemnification includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remediation, removal or restoration of work required by any federal, state or local government agency or political subdivision because of hazardous material present in the soil or ground water. Without limiting the foregoing, if the presence of any hazardous material caused or permitted by Tenant results in any contamination, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises, the Building, or the Centre to the condition existing prior to the introduction of any such hazardous material. As used herein, the term "hazardous material" means any hazardous or toxic substance, material or wastes which is or become regulated by any local government authority, the State of Florida or the United States Government. The term "hazardous material" includes, without limitation, any material or substance which is defined as "hazardous substance", "toxic" or "highly toxic" under Florida Statute 501.065, but does not include toner for copy machines.

Tenant shall not place or allow anything to be placed against or near the glass partitions, doors or windows of the Premises which may diminish the light in or be unsightly, as determined by Landlord, from the exterior of the Building, public halls or corridors.

8.2 Landlord's Right to Maintain & Repair for the Account of Tenant

If Tenant fails to perform Tenant's obligations under this Section 8, Landlord may, at its option but shall not be required to enter upon the Premises after prior written notice to Tenant, except in the case of an emergency, in which case no notice shall be required, perform such maintenance on Tenant's behalf and put the Premises in working order, condition and repair. The cost thereof, together with interest at eighteen (18) percent per annum, shall become due and payable as additional rent to Landlord and shall be paid by the Tenant at the time it pays its next payment of Base Rent.

8.3 Alterations and Additions

(a) Tenant shall not make any structural alterations nor any improvements or additions to the Premises, without first having obtained Landlord's prior written consent, which will not unreasonably be withheld. Any structural alterations or any other improvements or additions in the Premises that Tenant desires to make shall be presented to Landlord in written form.

(b) Provided the Landlord has given its written consent as provided in Section 8.3(a), Tenant may make alterations, additions and improvements to the interior of the Premises which are in accordance with detailed working drawings and specifications describing such work which have been submitted in advance to and approved in writing by Landlord. Landlord shall present any objections to such drawings and specifications to Tenant in writing within thirty (30) days after their receipt by Landlord. The alterations, additions and improvements which have been approved in writing by Landlord are hereinafter collectively called the "Improvements". Construction of the Improvements may be made only by a licensed general contractor which has contracted with Landlord for such purpose or by another licensed, bonded and insured contractor which has been approved in writing by Landlord. If Landlord permits Tenant to utilize Tenant's contractor, Tenant agrees that construction of the Improvements shall be performed diligently and in good and workmanlike manner and shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements. If Tenant's contractor constructs the Improvements, the Tenant assumes all risks regarding when the Tenant shall achieve occupancy of the Premises and such occupancy shall not delay the Rent Commencement Date. Upon completion of the Improvements by the Tenant's contractor, the Tenant shall deliver to the Landlord lien waivers, releases and a Final Contractor's Affidavit, all in form and content reasonable to satisfy the Landlord that no liens or lien rights exist. All work done in connection with the Improvements shall comply with all requirements of insurance policies maintained by Landlord.

(c) Landlord shall provide the Tenant Improvement Allowance which shall be utilized only to pay for the installation of Improvements (the "Tenant Improvement Allowance"). The Tenant acknowledges that the Tenant Improvement Allowance may not be adequate fully to pay for all Improvements. The Tenant agrees timely to pay to Landlord all sums which, in addition to the Tenant Improvement Allowance are or may be necessary to pay for the Improvements. If Landlord requires, the Tenant and the Landlord will agree on a payment schedule whereunder the Tenant will pay the funds required of it for construction of the Improvements, so that the construction work may proceed without interruption.

(d) At the Tenant's expense, it shall provide the Landlord with necessary details, descriptions and information as to any requirements of the Tenant for Improvements to the Premises (the "Tenant's Requirements") that: (a) exceed or are different from the Building Standard Improvements; or (b) are intended for unique Tenant requirements, such as above average HVAC requirements, soundproofing, or others. The Tenant acknowledges that any delay by it either in meeting with the Landlord's representatives to enable the Landlord to design the Improvements for the Premises or in providing the Tenant's Requirements or in approving any matter related to the Improvements shall extend the Premises Occupancy Date which is set forth on Exhibit "A" by the same number of days as the Tenant's delay.

(e) All alterations, improvements, additions and utility installations which may be made on or to the Premises, excluding trade fixtures, removable lighting fixtures, furnishings and decorations of Tenant shall become the property of Landlord and shall be surrendered with the Premises at the expiration of the term of this Lease.

8.4 Liens

At all times, Tenant shall keep the Premises, the Building and the Centre free from any and all mechanics' and other liens including, but not limited to, charges and claims for the payment of money, chattel mortgages, conditional bills of sale, and security agreements arising on account of the Tenant. Should any lien be filed against the Premises, the Building or the Centre on account of the Tenant, the Tenant shall satisfy same or shall remove same to bond within ten (10) days of the Tenant's notice of the filing of such lien. If the Tenant fails timely to comply with its obligations under this Section, the Landlord may, but is not obligated to, satisfy the lien for the account of the Tenant. If the Landlord satisfies the lien, the Tenant shall promptly reimburse the Landlord and the obligation to pay the reimbursement amount shall constitute additional rent. If the Tenant adequately secures and protects Landlord and the Premises from all liens by Tenant's posting of a bond, the Tenant shall have the right to contest such liens, by appropriate legal proceedings. The parties agree that none of the Landlord's interest in the Premises nor the Building nor the Centre is subject to any lien rights of any mechanic or any other person that contracts with the Tenant or that makes any improvement to or works in the Premises. The Tenant agrees to include this limitation in any agreement that it may make or become obligated under regarding the Premises.

8.5 Tenant to Repair Damage

If, during the term of this Lease, any improvement in the Premises, whether existing at the commencement of this Lease or subsequently constructed by Tenant, is damaged or destroyed by fire or other casualty, Tenant shall, at its sole cost and expense, repair or restore the same according to the original plans and specifications thereof or according to such modified plans as shall be previously approved in writing by Landlord, which shall not be unreasonably withheld. The work of repair or restoration shall be commenced promptly after the occurrence of the damage or loss occurs and work shall diligently be completed. The insurance proceeds collected for such damage or destruction shall be held by Landlord and shall be applied to the cost of such repairs or restoration. If such insurance proceeds are insufficient fully to pay for the repair and restoration of the Premises to the standards required in this Section, the Tenant shall make up the deficiency out of its own funds. In the event all of the insurance proceeds collected on account of such damage or destruction are not used for such repairs or restoration, then, and in such event, Tenant shall be entitled to any excess in the amount of such proceeds.

8.6 Telecommunications Equipment Removal.

All telecommunications equipment, including cables, installed in or on the Premises by Tenant during the Term of this Lease or any extension thereof, shall be removed by the Tenant prior to the last day of the month in which this Lease terminates, unless otherwise agreed upon in writing between the Landlord and the Tenant. Tenant shall be responsible for any damage to the Premises that may be occasioned by the removal of said telecommunications equipment. If Tenant fails to remove said telecommunications equipment, Landlord may cause the equipment to be removed at Tenant's cost and expense and may charge all costs and expenses incurred thereof to the Tenant as additional Rent. Such additional Rent charge shall survive the termination of this Lease and shall be paid within thirty (30) days after submission to Tenant of the invoice showing the expenditures incurred by Landlord.

SECTION 9. INSURANCE

9.1 Commercial General Liability Insurance

At all times during the term of this Lease, Tenant shall, at its sole cost and expense, maintain in force and for the joint benefit of Landlord and Tenant, commercial general liability insurance written by an insurance company or companies holding a minimum rating of at least A as set forth in the most current issue of "Best's Insurance Guide"

and selected by Tenant and reasonably approved by Landlord. The policy shall be written on Insurance services Office Inc. form CG 0001 0196 or an equivalent occurrence basis commercial general liability insurance policy form that is reasonably satisfactory to Landlord. In such policy, Landlord and its incumbent Property Manager for the Building shall be named as an Additional Insured. The policy shall provide that each of Landlord and Tenant shall be indemnified against liability for damage to the property or bodily injury or death occurring on, in or about the Premises. Such insurance policy or policies shall be maintained on the minimum basis of $1,000,000 single limit coverage. Tenant shall deliver to Landlord the certificate of the insurance carrier as to the insurance policy, together with a true copy thereof, showing Landlord as a named insured thereon.

9.2 Worker's Compensation Insurance

Tenant shall, throughout the term of the Lease, provide worker's compensation insurance written by an insurance company or companies holding a minimum rating as set forth in Section 9.1, protecting Tenant from liability under the Florida Worker's Compensation Act.

9.3 Contents Insurance

At all times throughout the term of this Lease, Tenant shall, at its sole cost and expense, keep the Premises and all of its contents insured against fire, sprinkler leakage, vandalism and all other extended coverage perils for the full insurable value of all additions, improvements and alterations to the Premises and all equipment, furniture, fixtures and other property located in the Premises, regardless of whether or not Tenant is the owner thereof. The amount of such coverage shall be the full replacement value of the property covered. The Landlord shall be named as an Additional Insured as to this policy.

9.4 Business Income Insurance

Tenant shall maintain, at its sole expense throughout the term of this Lease, insurance against loss of business income as a result of casualty or other insurable losses.

9.5 Prohibition Against Causing Increase to Landlord's Insurance Premiums.

The Tenant agrees that it will not keep, use in or upon the Premises any article which may be prohibited by the fire and casualty insurance policy that is maintained on the Building. The Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged to Landlord during the term of this Lease because of Tenant's use. In determining whether increased premiums are the result of the Tenant's use of the Premises, a schedule issued by or for the insuror of the Building and showing the various components of such rate shall be conclusive evidence of the several items and charges which make up the fire insurance and casualty rate for the Premises.

In the event that the Tenant's occupancy causes any increase of the premium for the fire or casualty rates on the Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted on the fire or casualty insurance policies by reason thereof, Tenant shall be responsible for the increased premium. The Tenant also shall pay any additional premium, necessitated by the character of the Tenant's use of the Premises, on the rent insurance policy that may be carried by the Landlord for its protection against rent loss in the Building through fire. Bills for such additional premiums shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered. The amount of the additional premiums payable by the Tenant shall be deemed to be and shall be paid as additional rent.

9.6 Cancellation of Policies and Subrogation

Any policy of insurance required by this Lease to be provided by the Tenant shall provide that the cancellation thereof shall require not less than thirty (30) days prior written notice to Landlord.

Each of Landlord and Tenant agrees that it will not subrogate to its insurance carrier any right or action that it has or may have against the other for any loss covered by insurance nor will the party suffering such loss prosecute any suit against the other party by reason of such loss to the extent it is covered by insurance. Landlord and Tenant agree to notify their respective insurance carrier of the provisions of this Section 9.6.

9.7 Indemnity

Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant's use of the Premises, the Building and the Centre. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from: any breach or default in the performance of any obligation of the Tenant under this Lease; or from any negligence of the Tenant, any agent, contractor or employee of the Tenant; and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim. In case any action or proceeding is brought against Landlord by reason of any such claim and upon receipt of written notice thereof from Landlord, Tenant shall defend the Landlord, at Tenant's expense, by counsel satisfactory to both Landlord and Tenant. Tenant, as a material part of the consideration given to Landlord for its leasing of the Premises to Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, the Building and the Centre arising from any cause. Tenant hereby waives all claims in respect thereof against Landlord.

9.8 Exemption of Landlord from Liability

The Tenant agrees that the Landlord shall never be liable for injury to Tenant's business or any loss of income therefrom or for damage to the equipment, goods, assets or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, the Building or the Centre, except for injury, loss of income, or damage caused by the Landlord's gross negligence. The Tenant agrees that, except for injury or damage that is caused by the Landlord's gross negligence, the Landlord shall not be liable for injury to the person of Tenant, Tenant's employees, agents or contractors whether such damage or injury results from any casualty, accident or defect in the Building or the Centre or from any other cause and whether the damage or injury results from conditions arising in the Premises or from other sources. The Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building or the Centre.

SECTION 10.
PROPERTY TAXES

Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere assessed against the Improvements. Tenant shall cause such furnishings, equipment and all other personal property to be assessed and billed separately from the Building. If any of Tenant's personal property shall be assessed with the real estate taxes on the Building, Tenant shall pay Landlord the taxes attributable to Tenant's personal property within 10 days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

SECTION 11. ASSIGNMENT AND SUBLETTING

11.1 Assignment and Subletting

Except as set forth in this Lease, the Tenant shall not, without Landlord's prior written consent which shall not unreasonably be withheld, hypothecate, assign, sublease or otherwise transfer this Lease or any interest hereunder. Landlord's consent to the entire assignment of this Lease shall not be unreasonably withheld, provided the Lease is not in default at the time of the assignment, provided the proposed assignee has demonstrated sufficient ability to perform the conditions of the Lease, and further provided the Landlord has determined that the proposed assignee and its proposed use of the Premises are reasonably compatible to the other tenants in the Building. In all other events, Landlord has the absolute discretion to withhold its consent to a partial assignment, sublease or hypothecation by the Tenant. No encumbrance, assignment,

sublease or other transfer, whether voluntary or involuntary, by operation of law, under legal process, through receivership or bankruptcy, or otherwise shall be valid or effective without the prior written consent and approval by the Landlord. Should the Tenant attempt to make any encumbrance, assignment, sublease or transfer, Landlord may, at its option, terminate this Lease. Should Landlord consent to any encumbrance, assignment, sublease or transfer, none of the restrictions of this Section 11 shall be thereby waived except with respect to such specific consent and such restrictions shall apply to each successive encumbrance, assignment or transfer, if any, and shall be severally binding upon each and every encumbrancer, assignee, sublessee or transferee and other successor in interest of Tenant. The cumulative transfer or hypothecation of fifty (50%) percent or more of the beneficial ownership in Tenant, whether in the form of a transfer of corporate shares or of partnership interests or in the form of a merger or share exchange, shall be deemed to be an assignment of this Lease that requires the Landlord's prior consent in accordance with this Section 11.1.

In the event that the Tenant desires to assign or sublease all or a portion of the Premises to a third party or desires cumulatively to transfer or hypothecate fifty (50%) percent or more of the beneficial ownership in Tenant and provided Landlord has given its consent, the Tenant shall obtain a written attornment agreement from the proposed assignee, sublessee, transferee creditor or corporate successor wherein it agrees to attorn to the Landlord and which will be in satisfactory form and content to Landlord. Upon the termination of this Lease, any sublease shall terminate. The terms of this Section 11 shall be included in any Lease assignment or sublease and the failure to include same shall be deemed a default under this Lease. The Tenant shall submit to the Landlord a copy of any proposed assignment or sublease, which shall be at market rates with a reasonable security deposit and shall provide financial and business information related to the sublessee that is reasonably requested by the Landlord. In the event Landlord consents to any assignment, sublease, transfer, hypothecation, the Landlord's consent shall not discharge Tenant of its obligations under this Lease.

11.2 Landlord to Receive Rents from Assignees and Subtenants

Regardless of whether it is denominated rent, the Landlord and the Tenant shall agree on a division between them of any consideration received by or paid to Tenant because of any assignment, sublease or other transfer. Absent such agreement, the Landlord shall be exclusively entitled to receive all such consideration paid because of an assignment, sublease or transfer. The Landlord is entitled to receive its share of the consideration promptly and such consideration to which the Landlord is entitled shall constitute additional rent, payable to Landlord without otherwise affecting Tenant's obligations under this Lease. The Tenant agrees to pay the reasonable attorneys fees of Landlord in connection with Tenant's request for Landlord's approval under this Section.

11.3 Landlord's Expenses in Subletting or Assignment

If the Tenant requests the consent of Landlord to any transaction described in Section 11.1, the Tenant shall pay a fee of $2,500 to Landlord to defray the Landlord's administrative costs and attorneys fees reasonably related to the transfer described in Section 11.1 above (the "Transfer Fee"). The Transfer Fee is payable by the Tenant regardless of whether the proposed transfer is approved by the Landlord.

SECTION 12. DEFAULT AND REMEDIES

12.1 Default

The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

(a) The vacating or abandonment of the Premises by Tenant.

(b) The failure by Tenant to make any payment of Base Rent or any other payment required to be made by Tenant hereunder as and when due, where such failure shall continue for a period of five (5) calendar days.

(c) The failure by Tenant to perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than

described in paragraph (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than ten (10) days are reasonably required for the cure, then Tenant shall not be deemed to be in default if Tenant has commenced such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion.

(d) The failure by Tenant to perform, or the breach by Tenant of, any duly adopted rule or regulation for the Building where such failure to perform or breach shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than ten (10) days are reasonably required for the cure, then Tenant shall not be deemed to be in default if Tenant has commenced such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion.

(e) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within fifteen 15 days.

(f) The discovery by Landlord that any financial statement or representation, given to the Landlord by the Tenant, was materially false.

12.2 Bankruptcy of Tenant

If a petition is filed by or an order for relief is entered against the Tenant under Chapter 7 of the Bankruptcy Code and the trustee of the Tenant elects to assume this Lease for the purpose of assigning it, the election of assignment may be made only if all of the terms and conditions of this Section 12.2 of this Lease are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty (60) days after the appointment of such trustee, this Lease will be deemed to have been rejected. The Landlord shall thereupon immediately be entitled to possession of the Premises without further obligation to the Tenant or the trustee and this Lease will be canceled. The Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive.

If the Tenant files a petition for reorganization under Chapters 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against the Tenant under any other Chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and the Tenant's trustee or the Tenant as a debtor-in-possession fails to assume Tenant's obligations under this Lease within sixty (60) days from the date of the filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. To be effective: (i) an election to assume this Lease must be in writing and addressed to the Landlord; and (ii) in the Landlord's business judgment, the following condition must have been satisfied: The trustees or the debtor-in-possession shall have cured or shall have provided to the Landlord adequate assurance, as defined by the United States Bankruptcy Code, of the prompt cure of all defaults under the Lease and that the trustee or debtor-in-possession has the ability and reasonable likelihood to perform all of Tenant's obligations under the Lease. The Landlord and the Tenant agree that the condition set forth in the preceding sentence is commercially reasonable.

Neither the trustee's interest in the Lease nor any estate of the Tenant created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of the State of Florida unless the Landlord consents in writing to the transfer. The Landlord's acceptance of rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to waive the need to obtain the Landlord's consent or the Landlord's right to terminate this lease for any transfer of the Tenant's interest under this Lease without that consent.

12.3 Landlord's Remedies Upon Default

Upon the occurrence of a default under this Lease by Tenant, Landlord may, at any time thereafter and with or without notice or demand:

(a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. The Tenant grants the Landlord a license to enter upon the Premises, in such event and without process of law, in order to repossess the Premises. Upon such repossession by Landlord, Landlord may remove: (i) the Tenant and any other person or entity in possession of the Premises; (ii) any property located in the Premises. The Tenant agrees that no such entry or removal shall constitute a trespass or a forcible entry nor shall they give rise to liability owed to the Tenant. No such entry or removal shall waive any other right that is available to Landlord. In the event Landlord terminates this Lease, under this subsection (a), Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises, expenses or reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid, together with an award by a court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term of the Lease exceeds the amount of such rental loss for the same period which Tenant is able to prove could be reasonably avoided if Landlord were to mitigate its damages; and

(b) Hold the Tenant liable for breach of the Lease and the Landlord's damages therefor which include all Adjusted Base Rent together with all additional Rent payable as provided in Section 3.3(c) of this Lease, both of which are calculated from the date of the Tenant's default, as provided in Section 12.1, through the Expiration Date (the "Accelerated Rent"). The Tenant agrees to pay the Accelerated Rent upon the Landlord's demand; and

(c) Reenter the Premises subject to the Tenant's right of possession and without terminating this Lease. In such event, Landlord may make such alterations and repairs as may be necessary in order to relet the Premises and may relet said Premises or any part thereof for such term or terms, which may be for a term extending beyond the term of this Lease and at such rent and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable. Upon each such reletting, all rents received by the Landlord from such reletting shall be applied: first to the payment of any indebtedness owed by Tenant to the Landlord, other than rent due hereunder from the Tenant to the Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by the Landlord and applied in payment of future rents as the same may become due and payable hereunder. If such rents received from such reletting are less than that amount which is required to be paid during that month by the Tenant as provided in this Lease, the Tenant shall pay any such deficiency to the Landlord. Such deficiency shall be calculated and paid monthly. No reentry or taking possession of the Premises by the Landlord under this subsection (b) shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to the Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, the Landlord may, at any time thereafter, elect to terminate this Lease or pursue any other remedy for such previous breach. In addition to any other remedies it may have, the Landlord may recover from the Tenant all damages that the Landlord incurs by reason of such breach, including the cost of recovering the Premises, reasonable attorneys' fees, and including the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from the Tenant to the Landlord. The Landlord, in

attempting to relet the Premises, may grant concessions or free rent, and may, at Landlord's option, make such alterations, repairs, replacements and decorations in the Premises, as Landlord, in Landlord's sole judgment considers advisable and necessary for the purposes of reletting the Premises. The making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder. The Landlord shall in no event be liable for the failure to relet the Premises or in the event that the Premises are relet, for failure to collect the rent under such reletting. The failure or unreasonable refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In no event shall Tenant be entitled to receive any excess of rents collected over and above the sums payable by Tenant to Landlord; and

(d) In the event of a breach or threatened breach by Tenant of any of the covenants of this Lease, the Landlord shall have the rights of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, unlawful detained proceedings and other remedies were not herein provided for. The Landlord shall additionally have the right, without waiving any other rights or remedies of Landlord, immediately and without subsequent notice, to perform the Tenant's obligations for the account of Tenant and any sums paid or obligations incurred shall be deemed additional rent and shall be paid by Tenant within ten (10) days of receipt of an invoice therefor; and

(e) In addition to all other remedies of the Landlord, upon default of Tenant, the Landlord shall immediately and without notice, be entitled to a receiver of the Premises and the Tenant, without regard to the value of the Premises, the amount of security, or the solvency or insolvency of the Tenant. Such receiver shall have the usual power of receivers in such cases. The Landlord, with the approval of the Court, shall have the right to designate the receiver whether or not a party or an interested person. The appointment of a receiver shall in no way operate to cancel or annul this Lease or the obligations of Tenant hereunder; and

(f) Recover from Tenant all sums expended by the Landlord and which have not been fully amortized by the Landlord as of the date of the Tenant's default, and consisting of sums paid: (i) in connection with the preparation of the Premises for Tenant's occupancy thereof including, without limitation, the cost of all Improvements paid for by Landlord; or (ii) for real estate brokerage commissions paid in connection with this Lease; and

(g) Pursue any other remedy now or hereafter available to Landlord under the laws of the State of Florida. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at the rate of fifteen percent per annum.

12.4 Late Charges and Administrative Charges

(a) Tenant acknowledges that its late payment of adjusted Base Rent and other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage encumbering the Premises. If any installment of adjusted Base Rent or any other sum due from Tenant is not received by Landlord within ten (10) days after such amount is due, then and without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to five percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall, in no event, constitute a waiver of Landlord's right to declare default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Tenant recognizes and agrees that the charges which Landlord is entitled to make upon the condition stated in this Section represent, at the time this Lease is made,

a fair and reasonable estimate and liquidation of the costs of Landlord in the administration of the Building resulting from the events described which costs are not contemplated or included in any other rental or charges provided to be paid by Tenant to Landlord in this Lease. Any charges becoming due under this Section of this Lease shall be added and become due with the next ensuing monthly payment of rent and shall be collectible as a part thereof.

12.5 Fines

The Landlord shall have the right to charge the Tenant a fine of $100 per day for every violation of the Building's rules and regulations, as provided in Section 12.1 (d) hereof, until such violation is fully cured.

12.6 Landlord's Lien

The Landlord shall have, at all times during this Lease, a valid lien for all rentals and other sums of money becoming due hereunder from Tenant and, upon all fixtures, furniture, equipment, and all personal property of Tenant located in the Premises. Such property shall not be removed from the Premises without the consent of Landlord until any arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Premises and take possession of all fixtures, furniture, equipment and personal property of Tenant situated on the Premises without liability for trespass or conversion and may store the same at Tenant's expense or may sell the same at public or private sale. The Landlord or its assigns may purchase at any such sale and may apply the proceeds thereof, less any and all expenses connected with the taking of possession and sale of the property, as a credit against any sums due by Tenant. The Tenant agrees to pay any deficiency forthwith along with attorneys' fees and costs. Alternatively, the lien hereby granted may be foreclosed in the manner provided by law for foreclosure and chattel mortgages or in any other form provided by law. The statutory lien for rent, if any, is not hereby waived and the express contractual lien herein granted is in addition and supplementary thereto.

12.7 Attorneys Fees

The Landlord and Tenant agree that, in the event of a default in the performance of any covenant of this Lease required to be performed by them, Landlord or Tenant may use the services of an attorney to attempt to remedy such default. The prevailing party in any litigation or dispute resolution between Landlord and Tenant will be paid by the losing party all reasonable expenses incurred in the use of such attorney and in any action which the attorney may take, whether suit be instituted or not and at trial and appellate levels. Such expenses shall include, but not be limited to legal fees, court costs, costs of filing and serving summons and complaints.

12.8 Release of Liability

The Tenant releases Landlord from any liability for all claims for and damages to persons or property sustained by Tenant or any person claiming through Tenant resulting from any theft, fire, accident, Act of God or elements, occurrence or condition in or upon the Premises or the Building or the Centre, or resulting from any defect or negligence in the occupancy, construction, operation or use of Premises or the Building or the Centre, including, but not limited to, such claims for damages resulting from: (i) any defect in or failure of plumbing, heating or air conditioning equipment, electrical wiring or installation thereof, waterpipes, stairs, railings or walks; (ii) any equipment or appurtenances become in need of repair; (iii) the bursting, leaking, or running of any tank, water closet, waste type drain or other pipe or tank in, upon or about such Building or Premises; (iv) the backing up of any sewer pipe or downspout; (v) the escape of steam or hot water; (vi) water coming through the roof or any other place upon or near such Building or Premises or otherwise; (vii) the falling of any fixture, plaster or stucco; (viii) broken glass; (ix) any act or omission of Tenant or of co-tenants or other occupants or visitors of the Building or the Centre or of adjoining or contiguous property or buildings; and (x) any defect, latent or otherwise, in the Centre, the Building or of the Premises or any of the equipment, machinery, utilities, appliances or apparatus

therein. No such release shall be effective as to any claim or damage arising from the gross negligence of Landlord.

12.9 Rights are Cumulative

The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

12.10 Waiver of Right of Redemption.

Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

SECTION 13. CONDEMNATION AND CASUALTY LOSS

13.1 Condemnation

If the Premises or any portion thereof are taken under the power of eminent domain or are sold under the threat of the exercise of said power ("Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possess, whichever first occurs. If any of the floor area of the Building is taken by Condemnation, the Tenant may, at Tenant's option to be exercised in writing within ten (10) days after Landlord shall have given Tenant written notice of the Condemnation, terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Building taken bears to the total floor area of the Building. Any award for the taking of all or any part of the Premises under the power of Condemnation or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages. Tenant shall be entitled to any award for loss of or damage to Tenant's fixtures, removable personal property, the value of the improvements made by Tenant and for damage to Tenant's business. Tenant shall be entitled to claim solely from the condemning authority and not from the Landlord. In the event that this Lease is not terminated by reason of such Condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such Condemnation, repair any damage to the Premises caused by such Condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair. No condemnation of any part of the Centre that does not include the Building shall give the Tenant any rights under this Section 13.1.

13.2 Casualty

If the Building is damaged by fire, weather conditions, an Act of God, war, terrorism or bioterrorism or other casualty (a "Casualty") but the Premises is not thereby rendered untenantable in whole or in part, Landlord shall, at its own expense, cause such damage to the Building to be repaired and the rent payable hereunder shall not abate. In the event that the Building is damaged by Casualty which is covered in full under the fire and extended coverage insurance carried by Landlord and is rendered untenantable by less than Fifty Percent (50%) of the total square feet of the Building, Landlord shall forthwith proceed to repair such damage and restore the Building, excluding any premises leased to tenants including the Premises, to substantially the condition of the Building existing prior to the time of such damage, subject to changes required by zoning and building laws in existence at the time of the Casualty.

If Fifty Percent (50%) or more of the Building is rendered untenantable by reason of such Casualty, the Landlord may elect, at its own expense, to cause such damage to be repaired. The Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within thirty (30) days from the casualty, to elect not to reconstruct the Building. In such event, this Lease and the tenancy hereby created shall cease as

of the date of the said occurrence and the rent shall be adjusted as of such date. Upon Landlord's election to make repairs, repair work will commence within ninety (90) days of the casualty.

In the event of a Casualty to the Building that also damages the Premises, the Tenant shall be solely responsible to repair and restore the Premises to substantially the condition of the Premises existing prior to the Casualty, and at no cost to the Landlord. Such repair and restoration shall commence within thirty (30) days of the Casualty and shall be diligently pursued to completion by the Tenant. In the event of a Casualty that damages the Premises, the rent payable under this Leases shall be abated proportionately as to the portion of the Premises that is rendered untenantable. The Tenant agrees that, even in the event the Premises is wholly untenantable and, as a consequence, the rent is wholly abated, the Tenant shall remain liable to repair and restore the Premises.

In no event shall the Landlord be obligated to expend an amount in excess of the insurance proceeds recovered by the Landlord in order to make repairs. The Landlord shall not be required to commence repairs unless and until such time as the Landlord recovers the insurance proceeds. The Landlord shall not be liable for delays occasioned by adjustment of losses with insurance carriers or by any other cause so long as Landlord shall proceed in good faith with due diligence. If under the provisions of this Lease or by operation of law the Landlord is required to repair any damage to or restore all or any part of the Premises, then, notwithstanding any other provision of this Lease to the contrary, the obligation of Landlord shall be limited to the obligation to repair or restore that part of the Premises originally constructed with Building standard tenant improvement work and shall not include any extra or special improvements made or required by Tenant.

In the event that the Premises is damaged by Casualty due to default or neglect of the Tenant or Tenant's servants, employees, contractors, agents, invitees or licensees, then, without prejudice to any of the other rights and remedies of the Landlord, there shall be no apportionment or abatement of any rent.

SECTION 14. REPRESENTATION AS TO REAL ESTATE BROKERS

Landlord and Tenant each represent to the other that neither has dealt with any broker, finder or other person entitled to claim a commission or fee in connection with this Lease or the Premises except for the real estate brokers identified in Exhibit "A", who are referred to as the "Sole Brokers". Except as to the Sole Brokers, each of Landlord and Tenant agrees to indemnify and hold harmless the other from any liability in connection with a claim for a commission or fee arising out of this Lease or because of Tenant's interest in the Premises.

SECTION 15. ESTOPPEL CERTIFICATE FROM TENANT

At any time upon not less than ten (10) days' prior written notice, Tenant shall execute and deliver to Landlord a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect; and (ii) the date to which the rent and other charges are paid in advance, if any; and (iii) acknowledging that there are not any uncured defaults on the part of Landlord or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

If Landlord desires to finance, refinance, or sell the Building or the Centre, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord the financial statements of Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three years financial statements of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

SECTION 16. CESSATION OF LANDLORD'S LIABILITY AFTER TRANSFER OF THE BUILDING

The term "Landlord" means only the owner or owners, at the time in question, of the fee title to the Building and the Centre, provided that ownership of the Building and the

Centre is vested in the same legal entity. In the event of any transfer of such title or interest in the Building, the Landlord named herein and, in case of any subsequent transfers, the grantor, shall be relieved of all liability regarding the Landlord's obligations to be performed after the date of the transfer, provided that any funds held by the Landlord or the then grantor and in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to the preceding limitations, be binding on Landlord's successors and assigns only during the respective periods of ownership of the Building.

SECTION 17. OPTION TO RENEW THE LEASE

Provided the Tenant is not in default of any of its obligations under the Lease, the Tenant shall have the option to renew this Lease as to all of the Premises. In order to exercise its right to renew the Lease, the Tenant shall deliver written notice to the Landlord which shall be delivered not more than 210 days and not less than 180 days prior to the Expiration Date. This Lease shall be renewed for the Option Term and on the same terms as are contained in this Lease. The Base Rent during the Option Term shall be as mutually agreed between the Landlord and Tenant. Such Base Rent shall be payable commencing upon the day immediately following the Expiration Date. Notwithstanding the foregoing, the Tenant shall have no option or right to renew this Lease if, at any time prior to the expiration of the term of this Lease, Landlord notifies Tenant of Landlord's intention substantially to renovate the Building or, alternatively, to raze the Building. The Landlord shall have no liability to the Tenant, any guarantor of this Lease or to any other person if the Landlord elects to cancel the renewal option as provided herein.

SECTION 18. MISCELLANEOUS

18.1 Severability

The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof. If any provision of this Lease is declared by a court of competent jurisdiction to be invalid or unenforceable, then such provision shall be automatically stricken from this Lease and the balance of this Lease shall remain the binding obligations of the Landlord and Tenant.

18.2 Time of Essence

Time is of the essence of this Lease.

18.3 Incorporation of Prior Agreements; Amendments

This Lease contains all agreements of the Landlord and Tenant with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only when signed by the parties in interest at the time of the modification. The Tenant hereby acknowledges that neither the Landlord nor any employee or agent of the Landlord has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Premises. The Tenant acknowledges that Tenant assumes all responsibility regarding the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

18.4 Notices

Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail. Notice shall be deemed sufficiently given, if addressed to Tenant or to Landlord at the address noted below the signature of the respective parties, as the case may be. Either party may, by written notice delivered to the other, specify a different address for notice purposes. Upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant. Notice shall be effective upon the earlier to occur of: its receipt or three (3) business days after the date of the postmark.

18.5 Waivers

No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. The Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provisions hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

18.6 Holding Over

If Tenant remains in possession of the Premises or any part thereof after the expiration or early termination of the term of the Lease, Tenant shall pay Landlord the total monthly rental, at the rate in effect at such termination, at 200% of such rental rate. The Tenant acknowledges that, when it remains in possession of the Premises after expiration of the term of this Lease, it may cause the Landlord to lose business opportunities regarding the Premises including, but not limited to, the ability to lease the Premises to another tenant. The Tenant agrees, in addition to its responsibility to pay all holdover rent and otherwise fully to perform the Tenant's obligations under this Lease for so long as the Tenant occupies the Building, that it is liable to pay the Landlord, on demand, all of the Landlord's damages arising from the Tenant's failure to vacate the Premises at the expiration of the term of this Lease.

18.7 Cumulative Remedies

No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

18.8 Binding Effect; Choice of Law

Subject to any provisions hereof restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Florida.

18.9 Subordination

(a) This Lease is subordinate to any mortgage or any other hypothecation or security now or hereafter placed upon the Building or the Centre inclusive of the Building by Landlord and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. This provision shall be self-operative without the execution of any other instrument of subordination.

(b) The Tenant agrees to execute any documents required to confirm a subordination or to make this Lease subject to the lien of any mortgage. Tenant's failure to execute such documents within 10 days after written demand shall constitute a material default by Tenant hereunder for which the Tenant agrees to pay the Landlord the sum of $100 per day of every day beyond the tenth (10th) day after receipt of the Landlord's demand that the Tenant fails to execute and deliver the subordination certification. Alternatively, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this Section 18.9.

(c) In the event any proceeding for the foreclosure of any mortgage encumbering the Building or the Centre inclusive of the Building is filed, the Tenant shall attorn to the purchaser of the Building at such foreclosure sale and shall recognize the purchaser as the Landlord under this Lease, subject to all terms hereof. No such purchaser at a foreclosure sale shall be: (i) liable for any act or omission of Landlord; (ii) subject to any offsets or defenses which Tenant may have against the foreclosed Landlord; or (iii) bound by any rent or additional rent which Tenant may have paid to the foreclosed Landlord for more than the current month.

18.10 Tender of Lease

Landlord's delivery of this Lease for Tenant's examination does not constitute Landlord's offer to enter into this Lease with the Tenant. This Lease becomes a binding obligation of the Landlord only when it has been executed by both the Landlord and the Tenant.

18.11 Landlord's Access

Tenant shall permit Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through walls and partitions located within the Premises. Landlord or Landlord's independent contractors, to the extent necessary to maintain the Building in good condition, shall have the right to enter upon and inspect the Premises, and to make such repairs, alterations, improvements or additions to the Building and Landlord shall be allowed to take all material into and upon the Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part, and the Rent shall not abate, except as otherwise specifically provided in this Lease, while said repairs, alterations, improvements or additions are being made, by reason or loss or interruption of services to or use of the Premises. Landlord shall use its reasonable efforts to complete all of such work as quickly as prudently possible. Except in the event of an emergency condition that threatens the Premises, neither Landlord nor its agents shall enter the Premises after normal business hours without a representative of Tenant present. This shall not, however, prevent cleaning and janitorial service by an independent contractor after normal business hours. In the event of any emergency condition that threatens the Premises, Landlord or its agents may enter the Premises by a master key, or by force, without rendering Landlord or its agents liable therefor and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Premises or any part thereof, or to respond to any emergency that may threaten the Premises. Tenant shall be solely responsible to protect and secure Tenant's property at the Premises in the event of a hurricane, windstorm, riot, social disturbance, curfew, war or other emergency. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon the Building, or the use of any adjacent or nearby building, land, street or alley except if it is established that such damage or loss is a result of the gross negligence of Landlord or its authorized representatives.

18.12 Quiet Enjoyment

Upon paying the Base Rent and all additional rent for the Premises and performing all of the covenants, conditions and provisions that are required to be performed by the Tenant under the Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

18.13 Signs/Building Name

The Tenant hereby agrees that it will not place on any exterior door, wall or window of the Premises any signs, awning, or canopy, or advertising matter of any kind and will not place any decoration, lettering or advertising matter on the glass of any window or door of the Premises which is not in conformity with the Rules and Regulations of the Building, without first obtaining the Landlord's written approval and consent, which approval will not unreasonably be withheld. The Tenant further agrees to maintain such sign as may be approved or provided by Landlord in good condition and repair at all times. The Tenant further acknowledges that the Landlord regulates the lettering size, location, placement, style and color of Tenant's sign so that all signs in the Building are of a like size, color, style of letter and like material. The Tenant agrees that it will conform its sign to that as regulated by the Landlord for the general use in the Building regardless of how and in what manner the Tenant normally designs its name, for use in its sign, and further regardless of whether or not the Tenant uses the form and style of its sign as a "trade mark".

The Landlord shall have the exclusive right to install signs on the interior and the exterior of the Building and the exterior of the Premises. The Landlord shall have the exclusive right to change the Building's name or address.

18.14 Radon Gas

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained for the Tenant's county health unit.

18.15 Rules and Regulations

Attached to this Lease as Exhibit "C" are the Rules and Regulations of the Building that are in force and effect on the Effective Date. The Landlord reserves the right to modify such Rules and Regulations. The Tenant agrees to comply with all Rules and Regulations and any subsequent modifications thereto, provided the Tenant has received written notice of the subsequent modifications.

18.16 Waiver of Jury Trial

Both Landlord and Tenant waiver any right they may have to require that any matter arising under or related to this Lease be tried by a Jury.

18.17 Usury

The Landlord does not intend to charge or collect and the Tenant does not expect to pay, any interest or any sum on account of a debt under this Lease at a rate that is greater than the highest legal rate of interest which may be charged under the laws of the State of Florida. Should the acceleration hereof or any charges or fees made hereunder result in the computation or earning of interest in excess of any legal rate, any and all such excess shall be and is hereby waived by Landlord and shall be credited by Landlord to the balance owing by Tenant. Alternatively, at the Landlord's election, such excess sums shall be refunded by Landlord to Tenant.

18.18 Force Majeure Events

The time for performance by Landlord and of its obligations under this Lease shall be extended if timely performance thereof is rendered impossible by war, strikes, Acts of God, accidents, emergencies, any Casualty as defined in Section 13.2, shortages of labor or materials, lack of access to the Building including inaccessibility due to evacuation of the areas surrounding the Building, disruption of mail and deliveries to the Building resulting from a Casualty, civil unrest or any other matter which is beyond the control of Landlord.

18.19 Guaranty of Tenant's Obligations

All obligations of the Tenant under this Lease including, but not limited to, the obligation to pay Base Rent are guaranteed by the Guarantor, as provided in Exhibit "D".

18.20 Relocation of Tenant

Landlord expressly reserves the right, at Landlord's sole cost, to remove Tenant from the Leased Premises and to relocate Tenant in some other space in the Centre of Landlord's choosing and of approximately the same dimensions and size as are in the Premises and located within the Building, which other space shall be decorated by Landlord at Landlord's expense. Landlord shall have the right, in Landlord's sole discretion, to use such decorations and materials from the existing Premises, or other materials so that the space in which Tenant is relocated shall be comparable in its interior design and decorating to the Premises from which Tenant is removed. Nothing herein contained shall be construed to relieve Tenant or imply that Tenant is relieved of the liability for or obligation to pay any additional rent due by reason of the provisions of this Section, the provisions of which shall be applied to the space in which Tenant is relocated on the same basis as said provisions were applied to the Premises from which Tenant is removed. Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the rents and perform the covenants and agreements hereunder for the full Term of this Lease.

18.21 <u>Certain Rights of the Landlord</u>

Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

(a) utilize access for Landlord and the other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Post Office;

(b) designate all vendors furnishing drinking water, towels, coffee cart service, if any, toilet supplies, lamps and bulbs, sign painting and lettering, used on the Premises or in the Building. The Landlord will not unreasonably withhold its consent to a vendor of these goods and services that the Tenant proposes to utilize;

(c) decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy if Tenant vacates the Premises prior to the expiration of the Term;

(d) retain at all times pass keys to the Premises;

(e) grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

(f) close the Building after regular working hours and on all legal or banking holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a concierge by registration or otherwise and that said persons establish their right to enter or leave the Building;

(g) approve the weight, size and location of mainframe computers, safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or Premises only at such times and in such manner as Landlord shall direct and at Tenant's sole risk and responsibility;

(h) take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Building, as may be necessary or desirable for the safety, protection or preservation of the Building or Landlord's interests, or as may be necessary or desirable in the operation of the Building;

(i) change the name or street address of the Building or the Centre;

(j) install and maintain a sign or sign on the interior or exterior of the Building;

(k) install, maintain, change, repair, replace or relocate signs on the exterior and interior of the Building or the Centre;

(l) enter the Premises at reasonable hours for reasonable purposes, including inspection of services to be provided or to inspect repairs or alterations made by Tenant;

(m) in the event of fire, invasion, insurrection, riot, civil disorder, hurricane, public excitement or other commotion or threat thereof, to prevent access to the Centre or the Building during the continuance of same, the shut down of any service, activate any emergency controls, or otherwise take any action or preventative measures deemed necessary by Landlord for the safety of the tenants or occupants of the Centre or the Building or protection of the Centre and the Building, all without liability therefore and without such action constituting an eviction of Tenant or entitling Tenant to any abatement in the Rent or otherwise relieving the Tenant from the performance of its obligations under this Lease. Tenant agrees to cooperate in any reasonable safety program developed by Landlord;

(n) provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with unreasonably, to arrange,

relocate, enlarge, reduce or change corridors, exits and entrances in or to the Centre or the Building and to decorate and to make, at Landlord's own expense, repairs, alterations, additions and improvements, structural or otherwise, in and to the Centre or the Building or any part thereof, any adjacent building, land, street or alley. Landlord may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed. During such operations, Landlord may enter upon the Premises and take into and upon and through any part of the Building, including the Premises, all materials that may be required to make such repairs, alterations, improvements or additions. In connection with such operations, Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any service or facilities agreed to be furnished by Landlord. Landlord's exercise of its rights hereunder shall not be deemed to be an eviction of Tenant in whole or in part and/or cause abatement of Rent by reason of loss or interruption of the business of Tenant, or otherwise render Landlord liable for damages or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord shall use reasonable efforts to minimize any interference to Tenant's business operations. Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and the premises during normal business hours, and if Tenant desires to have such work done during other than normal business hours, Tenant shall pay all overtime and additional expenses resulting therefrom;

(o) designate and select agents, employees and contractors to perform services in the Building and the Centre, whether or not affiliated with Landlord;

(p) make and adopt such rules and regulations from time to time for the protection and welfare of the Centre, the Building, and their tenants and occupants as Landlord may determine, and Tenant agrees to abide by all such rules and regulations.

Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of Rent and without affecting any of Tenant's obligations hereunder.

18.22 Tenant's Occupancy of the Premises:

The Tenant agrees to take occupancy of the Premises on the Lease Commencement Date, provided the Landlord has completed the Improvements to the Premises, pursuant to its obligations under this Lease.

IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written, in counterparts, any of which shall be deemed an original, but all constituting only one instrument.

Witnesses:

[signature]

Landlord:

SHERLON INVESTMENTS CORP.

By: Foram Management and Leasing, Inc., Its Leasing Agent and Authorized Representative

By: [signature]
Wayne E. Stringer, President and Broker

Address for Landlord:
600 Brickell Avenue, Suite 800
Miami, Florida 33131

STATE OF FLORIDA)
COUNTY OF Dade)

The foregoing instrument was acknowledged before me this 1/13/2004 by Wayne E. Stringer as President and Broker of Foram Management and Leasing, Inc., as

Leasing Agent for Sherlon Investments Corp. He is personally known to me and who did not take an oath.

JULIA BERTRAND
MY COMMISSION # DD 164722
EXPIRES: December 18, 2006
1-800-3-NOTARY FL Notary Service & Bonding, Inc.

Julia Bertrand

Print Name: Julia Bertrand.
Title: Bookkeeper
Commission Number: DD164722
Commission Expires: 12/18/06

Tenant:
Ralston ~~Raulston~~ Communication Services, Inc.

By: ____________________
Its GM
and Authorized Representative

Drivers License No.: ____________
Social Security No.: ____________

Address for Tenant:

____

____

TATE OF FLORIDA)

COUNTY OF PalmBeach)

The foregoing instrument was acknowledged before me this 7th of Jan by Roger Ralston, as General Manager of Ralston ~~Raulston~~ Communication Services, Inc., a Florida corporation, on behalf of the corporation. He/she is personally known to me or who has produced ____________ as identification and who did (did not) take an oath.

Vincent Prestigiacomo
Commission #DD256558
Expires: Oct 07, 2007
Bonded Thru
Atlantic Bonding Co., Inc.

Print Name: ____________
Title: ____________
Commission Number: ____________
Commission Expires: ____________

(SEAL)

C:\Gen\Leases\Camino\Raulston.lea

EXHIBIT "A"

CAMINO REAL CENTRE

OFFICE LEASE AGREEMENT

1. TENANT: ~~Raulston~~ Ralston Communication Services, Inc.

2. BUILDING IN CAMINO REAL CENTRE: 7700 BUILDING

3. FLOOR/SUITE: Floor 2; Suite 200

4. APPROVED USE OF PREMISES: General Offices

5. TERM: 38 months; LEASE COMMENCEMENT DATE: January 1, 2004
RENT COMMENCEMENT DATE: March 1, 2004 ; EXPIRATION DATE: February 28, 2007

6. RENEWAL OPTIONS: NUMBER OF OPTIONS: 1 ; 3 YEARS PER RENEWAL OPTION.

7. USABLE SQUARE FEET IN PREMISES: 1,958 ; COMMON AREA FACTOR 20 %; APPROXIMATE RENTABLE SQUARE FEET IN PREMISES: 2,350 .

8. RENTABLE SQUARE FEET OF THE PREMISES IS 5.26 % OF THE BUILDING'S TOTAL 44,708 RENTABLE SQUARE FEET AND IS THE SAME PERCENTAGE SHARE OF BUILDING OPERATING EXPENSES AND BUILDING TAXES.

9. RENTABLE SQUARE FEET OF THE PREMISES IS 1.25 % OF THE CENTRE'S TOTAL 187,468 SQUARE FEET AND IS THE SAME PERCENTAGE SHARE OF CENTRE COMMON AREA OPERATING EXPENSES AND CENTRE COMMON AREA TAXES.

10. BASE RENT: $ 31,725 ANNUAL; $ 2,643.75 MONTHLY; OR $ 13.50 PER SQUARE FOOT.

11. CPI RENT COMMENCES: January 1, 2005
OTHER FUTURE ADJUSTMENT TO BASE RENT: ____

12. MISCELLANEOUS CHARGES: Per Standard Lease. As of the Effective Date, the Operating Expenses of the Building and the Centre for 2004 are estimated to be approximately $7.70 per rentable square foot of leased space.

13. INITIAL DEPOSIT: $ 8,801.53 ; ADDITIONAL DEPOSIT: $ 0 -
TOTAL DEPOSIT $ 8,801.53

14. TENANT IMPROVEMENT: None

15. NOTICES TO TENANT, SEND TO: Roger Raulston, President
~~Raulston~~ Ralston Communication Services, Inc.
7700 W. Camino Real Blvd., Suite 200
Boca Raton, Florida 3433

16. PREMISES OCCUPANCY DATE: January 1, 2004

17. PARKING SPACES ALLOCATED TO TENANT USE: 9 uncovered and unassigned SPACES
OTHER: Landlord reserves the right to charge for parking

18. GUARANTOR: None

19. SOLE REAL ESTATE BROKERS ARE: ON BEHALF OF LANDLORD: FORAM MANAGEMENT AND LEASING, INC.; ON BEHALF OF TENANT: None
____.

EXHIBIT "A", PART 2
CAMINO REAL CENTRE
OFFICE LEASE AGREEMENT

This is Part 2 to Exhibit "A" to the Office Lease Agreement between the Landlord and the Tenant, ~~Raulston~~ Ralston Communication Services, Inc., a Florida corporation. The Landlord and the Tenant agree as follows:

1. The entire first paragraph of Section 3.1 of the Lease is deleted and the following is substituted:

Commencing on the Rent Commencement Date, and on the first day of each and every month thereafter throughout the term of this Lease, the Tenant agrees to pay the Landlord the Base Rent without any notice, demand, setoff or deduction whatsoever. Base Rent shall be paid as follows:

(i) For the period from the January 1, 2004 Lease Commencement Date through February 29, 2004, the Tenant has no obligation to pay Base Rent; and

(ii) For the period from March 1, 2004 through the February 28, 2007 Expiration Date, Base Rent will be paid in equal monthly installments of $2,643.75.

2. The following new subsection (g) is added to Section 3.3 of the Lease:

(g) No Additional Rent under this Section 3.3 is payable for the period from January 1, 2004 through February 29, 2004. Additional Rent under this Section 3.3 shall become fully payable commencing March 1, 2004.

3. Section 8.3(c) of the Lease is deleted in its entirety and the following is substituted:

(c) The Tenant accepts the Premises in its "AS IS" condition existing on the Effective Date. The Tenant acknowledges that part of the consideration received by Landlord which has induced it to grant the favorable rental rate provided herein is the fact that the Landlord has no responsibility to make or to pay for any Improvements to the Premises.

4. Section 18.19 of the Lease is deleted in its entirety.

Witnesses:

SHERLON INVESTMENTS CORP.

By: Foram Management and Leasing, Inc., Its Property and Leasing Manager

By: ______________________
Wayne E. Stringer, President and Broker

~~RAULSTON~~ Ralston COMMUNICATION SERVICES, INC.

By: ______________________,
Its GM and Authorized Representative

C:\Gen\Leases\Camino\Raulston.exh

EXHIBIT "B"


CAMINO REAL CENTRE - 7700 BUILDING
2ND FLOOR : SUITE 200
2,350 SQ FT
10/8/03
SCALE 1/8" = 1'-0"
Yoshiko Trieschmann
DESIGN GROUP
OFFICE
CONF. Rm
OFFICE
RECEPTION
OFFICE
STORAGE Rm
ELECTRIC PANEL
OPEN OFFICE AREA
OFFICE
OFFICE
OFFICE
BALCONY

CAMINO REAL CENTRE

EXHIBIT "C"

RULES AND REGULATIONS

1. Each Tenant must refer all contractors, contractors' representatives and installation technicians rendering any service for Tenant, to Landlord for Landlord's supervision and/or approval, before performance of any such contractual services. This shall apply to all work performed in the Building and the Centre including, but not limited to, installation of telephones, electrical equipment, electrical devises and attachments, and installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building or the Centre. None of this work will be done by Tenant without Landlord's written approval first being obtained.

2. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and such work may be done at any time when the offices are vacant. Tenant shall provide adequate waste and rubbish receptacles, cabinets, and book cases, to prevent unreasonable hardship to Landlord in discharging its obligation regarding cleaning services.

3. Movement in or out of the Building or the Centre of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to the hours designated by Landlord from time to time. All such movement shall be as directed by Landlord and in a manner to be agreed upon between Tenant and Landlord by prearrangement. The Landlord shall direct the time, method, and routing of movement and may set limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant expressly assumes all risk of damage to any and all articles so moved, as well as injury to any person or the public engaged in or not engaged in such movement, including equipment, property, and personnel of Landlord. Landlord shall not be liable for the act of any person so engaged in, or any damage or loss to any property or persons resulting directly or indirectly from any act in connection with such service performed by or for Tenant.

4. No sign or signs will be allowed in any form on the exterior of the Building or any other building in the Centre or on any window inside or outside of the Building. No signs, except in uniform location and uniform style established by Landlord, will be permitted in the Building or Centre public corridors or on corridor doors or the entrance to Tenant's Premises, unless previously approved by Landlord, in writing. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, unless otherwise agreed between Landlord and Tenant. Tenant will be billed and agrees to pay for such service accordingly. Written consent from Landlord is a prerequisite for installation of any such sign.

5. Without the Landlord's prior written consent, Tenant shall not: install or operate on the Premises or in any part of the Building, any engine, stove or machinery or conduit mechanical operation; or cook therein; or use in the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive or hazardous material. Landlord grants Tenant the right to utilize a refrigerator, coffee maker and microwave oven in the Premises.

6. Landlord will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from the Premises or any other part of the Building or the Centre, regardless of whether such loss occurs when the area is locked against entry or not.

7. The Landlord may deny access to a person who is not recognized by any after hour Building personnel or who lacks a building identification card or after hour visitor pass. All persons entering or leaving the Building outside of the Building's regular, published hours of operation may be required to sign a register supplied by Landlord. Failure to sign such a register may entitle the Landlord to refuse access to the Building. The Landlord is not liable to any tenant for injury or property damage arising from the admission or exclusion of any person who seeks to enter or who enters the Building after its regular, published hours of operation.

8. Each Building Tenant is legally and financially liable for all actions of such Tenant's employees, guests, invitees and visitors who either enter the Building or who remain in the Building after its regular, published hours of operation.

9. Tenants who regularly have employees working in the Tenant's Premises after the regular, published hours of the Building's operation must notify the Landlord of that fact. Upon receipt of such notification, the Landlord and Tenant will agree on terms regarding such regular, after-hour business operation by the Tenant. These terms may include, but are not limited to, the Tenant's financial responsibility for any additional Landlord expenses which directly arise because of the Tenant's regular, after-hour business operation.

10. No birds, animals, bicycles or vehicles shall be brought into or kept in the Building. Animals to assist the handicapped are permitted.

11. No additional locks shall be placed upon any doors of the Premises. Tenant shall not permit any duplicate keys to be made, without first obtaining the Landlord's written authorization. If more than two keys for any door or lock shall be desired, the additional number of keys must be obtained from Landlord and be paid for by Tenant. Each Tenant must, upon the termination of this Lease, leave the windows and doors in the Premises in like condition as of the date of said Lease and must surrender all keys to Landlord. Landlord may permit entrance to Tenant's offices by use of passkeys controlled by Landlord or employees, contractors, or service personnel employed by Landlord.

12. None of the entries, passages, doors, elevators, elevator doors, hallways or stairways in the Building or the Centre shall be blocked or obstructed. No rubbish, litter, or trash, or material of any nature may be emptied or thrown into these areas. Such areas may not be used at any time, except for access or egress by Tenant, Tenant's agents, employees or invitees. Nothing shall be placed on the outside of the Building, or the windows, window-sills or projections.

13. Landlord shall have the right to prescribe the weight and proper position of any unusually heavy equipment, including safes, large files, etc., that are to be placed in the Premises. Only those pieces of heavy equipment which, in the opinion of Landlord, are unlikely to damage to the floors, structure and/or elevators may be moved into Premises. Any damage occasioned in connection with the moving or installing of such heavy equipment in the Premises or the existence of same in the Premises shall be paid for by Tenant.

14. No portion of Tenant's Premises or any other part of the Building or the Centre shall at any time be used as sleeping or lodging quarters.

15. Without the prior written consent of Landlord, Tenant shall not sell or permit the retail sale of newspapers, magazines, lottery tickets, periodicals or theater tickets, in or from its Premises. Tenant shall not conduct or permit or allow any employee or other person to conduct the business of stenography, typewriting or any similar business in or from its Premises for the service or accommodation of the occupants of any other portion of the Building or the Centre.

16. The sashes, sash-doors, windows, glass doors and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed, nor shall anything be placed upon or hung from the window sills. The lavatories shall not be used for any other purpose than the purposes for which they were constructed. The expense of any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by Tenant whose employees, agents, or licensees shall have caused it. Tenant shall not deface the walls, ceilings, partitions, floors, wood, stone or iron work, or make or permit any improper noises in the Building or the Centre.

17. Only persons authorized by Landlord will be permitted to furnish ice, drinking water, towel and other similar services to Tenant, unless specifically approved by Landlord in writing, and only at hours and under regulations fixed by Landlord. Tenant shall not employ any person for the purpose of cleaning the Premises. Landlord shall in no way be responsible to Tenant for any damage done to the furniture or other effects of Tenant by the janitor or any of its employees, or any other person, or for any loss of property of any kind whatsoever within the Premises, the Building or the Centre, however

occurring. Tenant will see each day that the doors to the Premises are securely locked before leaving the Building.

18. No window shades will be placed on any of the windows, excepting the shades approved by Landlord. No awnings will be allowed on any of the windows.

19. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Centre or its desirability for offices. Upon written notice from the Landlord, Tenant shall refrain from or discontinue any such prohibited advertising.

20. Tenant shall have access to the halls, corridors and stairways in the Building and to the Premises twenty four (24) hours a day; seven (7) days a week. Access during other than the regular hours and days of Building operation may, however, be refused unless the person seeking admission has a pass, is properly identified or has otherwise been granted clearance by Landlord. Landlord shall in no case be liable in damages for the admission or exclusion of any person from the Building or the Centre. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building and the Centre during the continuance of the same, by closing the doors or otherwise for the safety of the tenants and protection of property in the Building and the Centre.

21. Tenant agrees not to install commercial food or drink vending machines or any other commercial food service equipment in the Premises.

22. The Landlord has a legitimate interest in preventing health-hazardous conditions within the Building that are in the Landlord's control. Smoking is prohibited in any place in the Building including, without limitation, the lavatories, stair wells, hallways and individual tenant premises. Smoking is permitted only outside of the Building, and in an area designated by the Landlord for such purpose. The Tenant agrees to cause its employees, guests and invitees to abide by this Rule.

23. No sporting knives, firearms, munitions, explosives or any other type of weapon may be carried into the Building or maintained in any Premises, regardless of whether the same is loaded. No Tenant, employee of Tenant, guest or invitee of any Tenant may engage in any conduct anywhere in the Building, the parking areas or in any area of Landlord's property adjacent to the Building that is menacing, threatening or potentially physically harmful to any other person in the Building, the parking areas or in any area of Landlord's property adjacent to the Building. Any breach of this rule shall entitle the Landlord immediately to declare the Tenant to be in default of its Lease and, in order to protect human life, immediately and permanently to eject the employee, guest or invitee from the Building, in addition to all other remedies provided under the Lease and applicable law.

24. The Landlord will charge any tenant who violates any of these Rules and Regulations a fine of $100 per day, per violation. The fine will be imposed only after the Landlord has give the tenant written notice of the violation and the tenant has failed to cure the violation within ten (10) days of the date of the Landlord's notice of violation.

25. Landlord desires to maintain high standards of environment, comfort and convenience for its tenants. It will be appreciated if any undesirable conditions or lack of courtesy or attention by any of Landlord's employees is reported directly to Landlord.

C:\Leases\Camino\Camino.rul

FIRST AMENDMENT TO
EXHIBIT "A", PART 2
CAMINO REAL CENTRE
OFFICE LEASE AGREEMENT

This is the First Amendment to Part 2 to Exhibit "A" to the Office Lease Agreement between Sherlon Investments, LLC, a Delaware limited liability company ("Landlord") and the Tenant, Ralston Communication Services, Inc. This First Amendment to Part 2 to Exhibit "A" (the "First Amendment to Exhibit "A", Part 2"), together with the First Amendment to Exhibit "A" to which it is appended (the "First Amendment to Exhibit "A", Part 1") are made to that certain Office Lease made between Sherlon Investments Corp. ("Original Landlord") and the Tenant and having a Lease Commencement Date of January 1, 2004, (the "Original Lease"). Landlord is the successor by merger to the Original Landlord. All references in the Original Lease to the "Lease" shall mean and refer to the Original Lease, as amended by the First Amendment to Exhibit "A", Part 1 and the First Amendment to Exhibit "A", Part 2. The Landlord and the Tenant agree as follows:

1. Effective on the date Landlord executes this First Amendment after it has first been executed by Tenant (the "Lease Commencement Date"), Landlord leases to Tenant and Tenant lets from Landlord Suite 403 in the Building. All references to "Premises" in the Original Lease shall mean and refer to Suite 403 of the Building on the later to occur of: the Lease Commencement Date; or the date the Landlord recovers possession of the Original Premises, as such term is defined in Section 18.23 of the Lease, in accordance with the terms of that Section.

2. The entire first paragraph of Section 3.1 of the Original Lease is deleted and the following is substituted:

Commencing on the date (the "Rent Commencement Date") which is the earlier to occur of: the date Tenant completes the construction of the Improvements to the Premises, as provided in Section 8.3(c) of the Lease; or 150 days after the Lease Commencement Date and on the first day of each and every month throughout the term of this Lease, the Tenant agrees to pay the Landlord the Base Rent without any notice, demand, setoff or deduction whatsoever. The Landlord shall advise the Tenant what date constitutes the Rent Commencement Date by Landlord's letter delivered to Tenant, which letter should be deemed to be a part of this Lease. Base Rent shall be paid as follows:

(i) For the period from the Rent Commencement Date through the date immediately prior to the first anniversary of the Rent Commencement Date, the annual Base Rent of $ 31,476.00 shall be paid in equal monthly installments of $ 2,623.00;

(ii) For the period from the first anniversary of the First Rent Commencement Date through the date immediately prior to the second anniversary of the Rent Commencement Date, the annual Base Rent of $32,735.04 shall be paid in equal monthly installments of $2,727.92;

(iii) For the period from the second amendment of the Rent Commencement Date through the date immediately prior to the third anniversary of the Rent Commencement Date, the annual Base Rent of $34,044.44 shall be paid in equal monthly installments of $2,837.04;

(iv) For the period from the third anniversary of the Rent Commencement Date through the date immediately prior to the fourth anniversary of the Rent Commencement Date, the annual Base Rent of $35,406.22 shall be paid in equal monthly installments of $2,950.52; and

(v) For the period from the fourth anniversary of the Rent Commencement Date through the date (the "Expiration Date") immediately prior to the fifth anniversary of the Rent Commencement Date, the annual Base Rent of $ 36,822.47 shall be paid in equal monthly installment of $3,068.54.

3. Section 8.3(c) of the Original Lease is deleted in its entirety and the following is substituted:

(c) The Tenant accepts the Premises in its "AS IS" condition existing on the date Tenant executes this First Amendment. The Tenant acknowledges that it is solely responsible to make improvements to the Premises, all of which shall be made strictly in accordance with this Section 8.3(c) and the design, specifications and construction of which are subject to Landlord's prior written approval which will not be unreasonably withheld or delayed. Improvements to the Premises which have been approved by Landlord are referred to as (the "Improvements").

FIRST AMENDMENT TO EXHIBIT "A"
CAMINO REAL CENTRE
OFFICE LEASE AGREEMENT

1. TENANT: Ralston Communication Services, Inc.

2. BUILDING IN CAMINO REAL CENTRE: 7700 BUILDING

3. FLOOR/SUITE: Floor 4; Suite 403

4. APPROVED USE OF PREMISES: General Offices

5. TERM: 60 months. See First Amendment to Exhibit "A", Part 2; LEASE COMMENCEMENT DATE: Per First Amendment to Exhibit "A", Part 2; RENT COMMENCEMENT DATE: Per First Amendment to Exhibit "A", Part 2; EXPIRATION DATE: Per First Amendment to Exhibit "A", Part 2

6. USABLE SQUARE FEET IN PREMISES: 1,720; COMMON AREA FACTOR 20 %; APPROXIMATE RENTABLE SQUARE FEET IN PREMISES: 2,064.

7. RENTABLE SQUARE FEET OF THE PREMISES IS 4.62 % OF THE BUILDING'S TOTAL44,708 RENTABLE SQUARE FEET AND IS THE SAME PERCENTAGE SHARE OF BUILDING OPERATING EXPENSES AND BUILDING TAXES.

8. RENTABLE SQUARE FEET OF THE PREMISES IS 1.10 % OF THE CENTRE'S TOTAL 187,468 SQUARE FEET AND IS THE SAME PERCENTAGE SHARE OF CENTRE COMMON AREA OPERATING EXPENSES AND CENTRE COMMON AREA TAXES.

9. BASE RENT: $ Per First Amendment to Exhibit "A", Part 2 ANNUAL; $____ MONTHLY; OR $____ PER SQUARE FOOT.

10. CPI RENT COMMENCES: Not Applicable
OTHER FUTURE ADJUSTMENT TO BASE RENT: None

11. MISCELLANEOUS CHARGES: Per Standard Lease. As of the Effective Date, the Operating Expenses of the Building and the Centre for 2007 are estimated to be approximately $10.58 per rentable square foot of leased space.

12. INITIAL DEPOSIT: $ 8,801.53; ADDITIONAL DEPOSIT: $ 0 = TOTAL DEPOSIT $ 8,801.53

13. TENANT IMPROVEMENT: None. See First Amendment to Exhibit "A", Part 1

14. NOTICES TO TENANT, SEND TO:
Roger Ralston, President
Ralston Communication Services, Inc.
7700 W. Camino Real Blvd., Suite 405
Boca Raton, Florida 33433

15. PREMISES OCCUPANCY DATE: On or before July __, 2007. See First Amendment to Exhibit "A", Part 1

16. PARKING SPACES ALLOCATED TO TENANT USE: 9 uncovered and unassigned SPACES.
OTHER: Landlord reserves the right to charge for parking

17. GUARANTOR: None

18. SOLE REAL ESTATE BROKERS ARE: ON BEHALF OF LANDLORD: COLLIERS ABOOD WOOD-FAY; ON BEHALF OF TENANT: None

This First Amendment to Exhibit "A" amends the Office Lease between Sherlon Investments Corp. (the "Original Landlord") and the Tenant having a Lease Commencement Date of January 1, 2004. Landlord is the corporate successor to the Original Landlord.

Sherlon Investments LLC.

By: Foram Group, Inc.

By: [signature]

Date: 3-07, 2007

Ralston Communication Services, Inc.

[signature]
Roger Ralston, CEO

Date: march 6, 2007

The Landlord agrees to reimburse the Tenant for the actual costs of the Improvements, based on paid invoices therefor. The maximum sum which Landlord shall be obligated to pay for the Improvements (the "Landlord's Reimbursement") is $20,640. The Landlord shall pay Tenant the Landlord's Reimbursement upon Tenant's delivery to Landlord of all of the following: (i) the Certificate of Completion therefor issued by Palm Beach County, Florida; (ii) a Final Contractor's Affidavit executed by the licensed general contractor which constructed the Improvements; and which is in compliance with the Florida Construction Lien Law; (iii) final lien waivers executed by the general contractor and all subcontractors who filed a Notice to Owner; (iv) invoices for the Improvements, together with written evidence of the Tenant's payment of any invoices for which the Tenant seeks reimbursement; and (v) evidence that Tenant has re-located out of the Original Premises, as such term is defined in Section 4 of this First Amendment, and has relocated Tenant's business into the Premises.

The Tenant acknowledges that part of the consideration received by Landlord which has induced it to grant the favorable rental rate provided herein is the fact that the Landlord has no responsibility to make or to pay for any Improvements to the Premises, except as provided herein.

4. The following new Section 18.23 is added to the Original Lease:

18.23 Change of Premises

The Premises under the Original Lease is Suite 200 in the Building (the "Original Premises"). The Landlord and Tenant agree that the Tenant shall continue to occupy the Original Premises until the Premises is completed with the Improvements, at which time the Tenant will vacate the Original Premises and deliver it to Landlord in the same condition existing at the Lease Commencement Date of the Original Lease less reasonable wear and tear, and in broom clean condition and free of Tenant's property. Upon the Landlord's receipt of the Original Premises in the condition required of this Section 18.23 and Tenant's relocation into the Premises, Landlord shall release Tenant of all obligations under the Original Lease regarding the Original Premises.

The Landlord and Tenant acknowledge that Tenant became a holdover tenant in the Original Premises commencing March 1, 2007. Landlord agrees that it will not charge Tenant the holdover rent rate which is provided in the Original Lease for the period between March 1, 2007 and the date which is 150 days after the Lease Commencement Date (the "Approved Holdover Period"). If the Tenant remains in possession of the Original Premises after the last day of the Approved Holdover Period, then Tenant shall be liable to Landlord to pay Holdover Rent on the Original Premises, in accordance with the terms of the Original Lease.

5. Except strictly as provided in this First Amendment, all provisions of the Original Lease are unmodified. As of the date it executes this First Amendment, Tenant has, and asserts, no defense, set off or counterclaim under the Lease or against Landlord or the Premises. Except strictly as provided in this First Amendment, all provisions of the Original Lease are ratified and confirmed and are incorporated into this First Amendment.

SHERLON INVESTMENTS, LLC, a Delaware limited liability company

Witnesses:

By: Foram Group, Inc., Its Property and Leasing Manager

By: ______________________

RALSTON COMMUNICATION SERVICES, INC.

By: ______________________ Roger Ralston

Its CEO and Authorized Representative

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